UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2020

Resonate Blends, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26565 Agoura Road, Suite 200 Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 571-888-0009

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOAN	OTCQB

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification of Rights of Security Holders

On August 7, 2020, our Board of Directors created, out of our available shares of preferred stock, par value $0.0001 per share, a series of preferred stock known as “Series E Preferred Stock” consisting of 10,000 shares. Under the terms of the Series E Certificate of Designation, the shares shall not accrue nor pay dividends except as declared by the board of directors in its sole discretion. The Series E Preferred Stock shall rank pari passu with the Series C Preferred Stock and common stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. The holders of the outstanding shares of Series E Preferred Stock shall convert half of their holdings in Series E Preferred Stock pro rata into a total of 10% (ten percent) of the outstanding shares of our common stock upon an annualized revenue run rate in the Corporation of Ten Million Dollars ($10,000,000.00) for any three (3) consecutive month trailing period. The holders of the outstanding shares of Series E Preferred Stock shall further convert the remaining half of their holdings in Series E Preferred Stock pro rata into a total of 10% (ten percent) of the outstanding shares of our common stock upon the occurrence of a public market value in our company reaching One Hundred Million US Dollars ($100,000,000). Except as required by law and as set forth in the Series E Certificate of Designation, the Series E Preferred Stock shall have no voting rights.

The rights of the holders of Series E Preferred Stock are defined in the relevant Certificate of Designation filed with the Nevada Secretary of State on August 7, 2020, attached hereto as Exhibit 3.1, and is incorporated by reference herein.

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The disclosures set forth in Item 3.03 are incorporated by reference into this Item 5.03.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.2	Certificate of Designation, dated August 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resonate Blends, Inc.

/s/ Geoffrey Selzer
Geoffrey Selzer Chief Executive Officer

Date: August 10, 2020